Exhibit 99.1

NEWS RELEASE
Ingredion Incorporated
5 Westbrook Corporate Center	CONTACT:
Westchester, IL 60154	Investors: Heather Kos, 708-551-2592
Media: Claire Regan, 708-551-2602

INGREDION ANNOUNCES CEO SUCCESSION PLAN

JAMES ZALLIE TO BECOME CEO; ILENE GORDON TO SERVE AS EXECUTIVE CHAIRMAN

WESTCHESTER, Ill., Sept. 18, 2017 — Ingredion Incorporated (NYSE: INGR), a leading global provider of ingredient solutions to diversified industries and a FORTUNE 500 company, announced today that its board of directors has unanimously selected James P. (Jim) Zallie as the Company’s president and CEO effective January 1, 2018. Ilene Gordon, current CEO, president and chairman, will serve as the Company’s executive chairman of the board, a position she will hold until her retirement in July 2018. Zallie will also immediately join Ingredion’s board of directors.

“I am extremely honored and proud to have served as Ingredion’s CEO for the past eight and a half years. It truly has been the highlight of my career and I have enjoyed every moment of it,” Gordon said. “We have successfully transformed the business, taking it from a 20th century supplier to a 21st century innovator. I believe Ingredion is well positioned for the future, and I appreciate the dedication and contributions of the board, leadership team and employees to our success.

“Over the years the board and I have focused on attracting and retaining top-tier talent and succession planning. After working with Jim for more than seven years, the board and I are confident that he is absolutely the right choice to lead the company going forward. During his tenure, Jim has been vital to the successful execution of our Strategic Blueprint for Growth. He has been responsible for all four of our business regions as well as the global specialty portfolio that has grown to 26 percent of Ingredion revenue under his leadership.

“Jim is the architect of Ingredion Idea Labs™, a global network of innovation centers that foster customer collaboration and drive innovation and growth. He led the integration of several key acquisitions, including Penford Foods, Kerr Concentrates and TIC Gums. He has the vision and experience, as well as the leadership and technical capabilities to navigate Ingredion’s long-term strategy and continue to create shareholder value,” Gordon added.

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“I am honored by the board’s confidence, and I am excited to carry forward Ingredion’s growth strategy with the support of our 11,000 employees worldwide. I appreciate Ilene’s support and counsel over the years. She has been an insightful advisor, fearless leader and champion of Ingredion’s values and mission,” Zallie remarked.

Gregory B. Kenny, Ingredion’s independent lead director, affirmed Gordon’s confidence in Zallie. “With over 30 years of industry experience, Jim is well prepared to lead Ingredion. He is an outstanding executive who steered National Starch through several ownership transitions, and he was a key player in the integration of National Starch into Ingredion (then Corn Products International). Jim’s entire leadership team from National Starch stayed with Corn Products after the October 2010 acquisition, which is a testimony to his ability to attract, develop and retain outstanding talent. With his unique combination of leadership skills, business acumen and technical expertise, we could not have selected a better candidate.”

Kenny added, “On behalf of the entire Ingredion board, I am extremely grateful to Ilene for her service. She had the vision and leadership to transform the company, focusing on changing food trends to fuel sustained growth, while building a diverse leadership team with exceptional talent. Ingredion’s share price has more than quadrupled under Ilene’s leadership, as she focused on operating excellence, continuous improvement, organic growth, and geographic and portfolio expansion. And she implemented a world-class safety program that has enhanced the well-being of employees and contractors alike. We look forward to working with her as executive chairman.”

Zallie, currently executive vice president global specialties and president, Americas, joined Ingredion in 2010 when the Company acquired National Starch LLC, a $1.2 billion (revenue) leader in specialty starches. Prior to his current role, Zallie was responsible for Ingredion’s operations in the Asia Pacific and Europe, Middle East and Africa regions, along with corporate-wide responsibility for global innovation and operational excellence.

Prior to Ingredion, Zallie was president and CEO of National Starch, where he developed and executed a comprehensive strategy focused on asset productivity, people capability and development, innovation and core renovation and emerging-markets growth. During his four-year tenure, compound annual sales grew by double digits.

Zallie earned a B.S. degree in food science at Pennsylvania State University, and both a M.S. degree in food science and technology and an MBA degree in finance at Rutgers University. He is a director of Innophos Holdings, Inc. (NASDAQ: IPHS), an international producer of specialty phosphate ingredients, and on the board of Northwestern Medicine Lake Forest Hospital.

ABOUT INGREDION

Ingredion Incorporated (NYSE: INGR) is a leading global ingredient solutions provider with 2016 revenues close to $6 billion. We turn grains, fruits, vegetables and other plant materials into value-added ingredients and biomaterial solutions for the food, beverage, paper and corrugating, brewing and other industries. Serving customers in over 100 countries, our ingredients make crackers crunchy, yogurts creamy, candy sweet, paper stronger and add fiber to nutrition bars. Visit Ingredion.com to learn more.

Forward-Looking Statements

This news release contains or may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends these forward-looking statements to be covered by the safe harbor provisions for such statements.

Forward-looking statements include, among other things, any statements regarding the Company’s prospects or future financial condition, earnings, revenues, tax rates, capital expenditures, expenses or other financial items, any statements concerning the Company’s prospects or future operations, including management’s plans or strategies and objectives therefor and any assumptions, expectations or beliefs underlying the foregoing.

These statements can sometimes be identified by the use of forward looking words such as “may,” “will,” “should,” “anticipate,” “assume”, “believe,” “plan,” “project,” “estimate,” “expect,” “intend,” “continue,” “pro forma,” “forecast,” “outlook,” “propels,” “opportunity,” “potential” or other similar expressions or the negative thereof. All statements other than statements of historical facts in this release or referred to in this release are “forward-looking statements.”

These statements are based on current circumstances or expectations, but are subject to certain inherent risks and uncertainties, many of which are difficult to predict and are beyond our control. Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, stockholders are cautioned that no assurance can be given that our expectations will prove correct.

Actual results and developments may differ materially from the expectations expressed in or implied by these statements, based on various factors, including the effects of global economic conditions, including, particularly, continuation or worsening of the current economic, currency and political conditions in South America and economic conditions in Europe, and their impact on our sales volumes and pricing of our products, our ability to collect our receivables from customers and our ability to raise funds at reasonable rates; fluctuations in worldwide markets for corn and other commodities, and the associated risks of hedging against such fluctuations; fluctuations in the markets and prices for our co-products, particularly corn oil; fluctuations in aggregate industry supply and market demand; the behavior of financial markets, including foreign currency fluctuations and fluctuations in interest and exchange rates; volatility and turmoil in the capital markets; the commercial and consumer credit environment; general political, economic, business, market and weather conditions in the various geographic regions and countries in which we buy our raw materials or manufacture or sell our products; future financial performance of major industries which we serve, including, without limitation, the food and beverage, paper, corrugated, and brewing industries; energy costs and availability, freight and shipping costs, and changes in regulatory controls regarding quotas; tariffs, duties, taxes and income tax rates; particularly United States tax reform; operating difficulties; availability of raw materials, including potato starch, tapioca, gum arabic and the specific varieties of corn upon which our products are based; our ability to develop new products and a services at a rate or of a quality sufficient to meet expectations; energy issues in Pakistan; boiler reliability; our ability to effectively integrate and operate acquired businesses; our ability to achieve budgets and to realize expected synergies; our ability to complete planned maintenance and investment projects successfully and on budget; labor disputes; genetic and biotechnology issues; changing consumption preferences including those relating to high fructose corn syrup; increased competitive and/or customer pressure in the corn-refining industry; and the outbreak or continuation of serious communicable disease or hostilities including acts of terrorism.  Factors relating to the acquisition of TIC Gums that could cause actual results and developments to differ from expectations include:  the anticipated benefits of the acquisition, including synergies, may not be realized; and the integration of TIC Gum’s operations with those of Ingredion may be materially delayed or may be more costly or difficult than expected.

Our forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement as a result of new information or future events or developments. If we do update or correct one or more of these statements, investors and others should not conclude that we will make additional updates or corrections. For a further description of these and other risks, see “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent reports on Forms 10-Q and 8-K.

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